Interest-Bearing Deposits - Stated Maturities of Time Deposits (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Maturities Of Time Deposits [Abstract]
2021	$ 77,397
2022	33,980
2023	9,650
2024	954
2025	1,351
Total	$ 123,332